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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 30, 2004

                             AMERIGAS PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                  1-13692                    23-2787918
 (STATE OR OTHER JURISDICTION    (COMMISSION FILE            (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)                IDENTIFICATION NO.)

                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (610) 337-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

[ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR
    230.425)

[ ] SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT (17 CFR
    240.14a-12)

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE EXCHANGE
    ACT (17 CFR 240.14d-2(b))

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE EXCHANGE
    ACT (17 CFR 240.13e-4(c))

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AmeriGas Partners, L.P.                                          Form 8-K
Page 2                                                           August 30, 2004

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

      ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On August 30, 2004, the Registrant's subsidiary, AmeriGas Propane, L.P. (the "Borrower"), entered into Amendment No. 1 dated as of August 30, 2004, to the Credit Agreement dated as of August 28, 2003 (the "Credit Agreement"), among AmeriGas Propane, L.P., AmeriGas Propane, Inc., Petrolane Incorporated, Citicorp USA, Inc., Credit Suisse First Boston, Wachovia Bank, National Association, as Agent, Issuing Bank and Swing Line Bank, and certain financial institutions named party thereto. Amendment No. 1 to the Credit Agreement extends the termination date thereof from October 15, 2006 to October 15, 2008.

      The Credit Agreement consists of a Revolving Credit Facility and an Acquisition Facility. Under the Revolving Credit Facility, the Borrower may borrow up to $100 million (including a $100 million sublimit for letters of credit). The Revolving Credit Facility may used for working capital and general purposes. The Acquisition Facility provides the Borrower with the ability to borrow up to $75 million to finance the purchase of propane businesses or propane business assets or, to the extent it is not so used, to finance working capital and for general purposes. The Borrower's obligations under the Credit Agreement are collateralized by substantially all of its assets. AmeriGas Propane, Inc. and Petrolane Incorporated are guarantors of the amounts outstanding under the Credit Agreement.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

      ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

            10.1 Amendment No. 1 dated as of August 30, 2004, to the Credit Agreement dated as of August 28, 2003, among AmeriGas Propane, L.P., AmeriGas Propane, Inc., Petrolane Incorporated, Citicorp USA, Inc., Credit Suisse First Boston, Wachovia Bank, National Association, as Agent, Issuing Bank and Swing Line Bank, and certain financial institutions named party thereto.

                                       2
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                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d), the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMERIGAS PARTNERS, L.P.

                                             By: AmeriGas Propane, Inc.,
                                                 its General Partner

                                             By: /s/ Robert W. Krick
                                                 -------------------------------
                                                 Robert W. Krick
                                                 Vice President and Treasurer

Date: August 30, 2004

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                                  EXHIBIT INDEX

The following exhibit is filed as part of this Report:

EXHIBIT NO.                          DESCRIPTION
-----------                          -----------
10.1              Amendment No. 1 dated as of August 30, 2004, to the Credit
                  Agreement dated as of August 28, 2003 among AmeriGas Propane,
                  L.P., AmeriGas Propane, Inc., Petrolane Incorporated, Citicorp
                  USA, Inc., Credit Suisse First Boston, Wachovia Bank, National
                  Association, as Agent, Issuing Bank and Swing Line Bank, and
                  certain financial institutions named party thereto.